SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : July 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of April 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-7A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-14               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-7A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On July 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein

Date:  July 30, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibi
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2001



             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        151,536,000.00    145,529,839.81   6,124,161.10     667,011.77    6,791,172.87       0.00      0.00    139,405,678.71
A2         61,427,000.00     61,427,000.00           0.00     307,135.00      307,135.00       0.00      0.00     61,427,000.00
A3        100,000,000.00     97,180,061.45   2,875,340.89     485,900.31    3,361,241.20       0.00      0.00     94,304,720.56
A6            141,880.00        141,538.05         162.89           0.00          162.89       0.00      0.00        141,375.16
B1          7,454,000.00      7,448,743.12       2,604.97      37,243.72       39,848.69       0.00      0.00      7,446,138.15
B2          3,313,000.00      3,310,663.53       1,157.80      16,553.32       17,711.12       0.00      0.00      3,309,505.73
B3          2,484,000.00      2,482,248.18         868.09      12,411.24       13,279.33       0.00      0.00      2,481,380.09
B4          2,319,000.00      2,317,364.54         810.43      11,586.82       12,397.25       0.00      0.00      2,316,554.11
B5          1,325,000.00      1,324,065.55         463.05       6,620.33        7,083.38       0.00      0.00      1,323,602.50
B6          1,328,753.00      1,327,816.09         464.38       6,639.08        7,103.46       0.00      0.00      1,327,351.71
R                 100.00              0.00           0.00           0.00            0.00       0.00      0.00              0.00
TOTALS    331,328,733.00    322,489,340.32   9,006,033.60   1,551,101.59   10,557,135.19       0.00      0.00    313,483,306.72

A4         12,628,000.00     12,127,486.65           0.00      60,637.43       60,637.43       0.00      0.00     11,617,139.89
A5         77,762,399.37     75,449,520.63           0.00     377,247.60      377,247.60       0.00      0.00     72,367,397.02
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
A1       86358RAA5      960.36479655      40.41390231       4.40167201     44.81557432          919.95089424      A1      5.500000 %
A2       86358RAB3    1,000.00000000       0.00000000       5.00000000      5.00000000        1,000.00000000      A2      6.000000 %
A3       86358RAC1      971.80061450      28.75340890       4.85900310     33.61241200          943.04720560      A3      6.000000 %
A6       86358RAF4      997.58986467       1.14808289       0.00000000      1.14808289          996.44178179      A6      0.000000 %
B1       86358RAG2      999.29475718       0.34947277       4.99647438      5.34594714          998.94528441      B1      6.000000 %
B2       86358RAH0      999.29475702       0.34947178       4.99647449      5.34594627          998.94528524      B2      6.000000 %
B3       86358RAJ6      999.29475845       0.34947262       4.99647343      5.34594605          998.94528583      B3      6.000000 %
B4                      999.29475636       0.34947391       4.99647262      5.34594653          998.94528245      B4      6.000000 %
B5                      999.29475472       0.34947170       4.99647547      5.34594717          998.94528302      B5      6.000000 %
B6                      999.29489529       0.34948557       4.99647414      5.34595971          998.94540972      B6      6.000000 %
R        86358RAK3        0.00000000       0.00000000       0.00000000      0.00000000            0.00000000       R      6.000000 %
TOTALS                  973.32138206      27.18156532       4.68145813     31.86302345          946.13981674

A4       86358RAD9      960.36479648       0.00000000       4.80182373      4.80182373          919.95089404      A4      6.000000 %
A5       86358RAE7      970.25710679       0.00000000       4.85128549      4.85128549          930.62196648      A5      6.000000 %
------------------------------------------------------------------------------------------------------------   -------------------

                                       -7-


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1       151,536,000.00      145,529,839.81    6,124,161.10     667,011.77     6,791,172.87     0.00     0.00     139,405,678.71
LTA2        61,427,000.00       61,427,000.00            0.00     307,135.00       307,135.00     0.00     0.00      61,427,000.00
LTA3       100,000,000.00       97,180,061.45    2,875,340.89     485,900.31     3,361,241.20     0.00     0.00      94,304,720.56
LTAR               100.00                0.00            0.00           0.00             0.00     0.00     0.00               0.00
LTB         18,223,753.12       18,210,901.14        6,368.72      91,054.51        97,423.23     0.00     0.00      18,204,532.42
LTR                  0.00                0.00            0.00           0.00             0.00     0.00     0.00               0.00
TOTALS     331,186,853.12      322,347,802.40    9,005,870.71   1,551,101.59    10,556,972.30     0.00     0.00     313,341,931.69

LTA4                 0.00                0.00            0.00           0.00             0.00     0.00     0.00               0.00
LTA5                 0.00                0.00            0.00     377,247.60       377,247.60     0.00     0.00               0.00
LTA6           141,880.00          141,538.05            0.00           0.00             0.00     0.00     0.00         141,375.16
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1              960.36479655     40.41390231       4.40167201     44.81557432     919.95089424                LTA1      5.500000 %
LTA2            1,000.00000000      0.00000000       5.00000000      5.00000000   1,000.00000000                LTA2      6.000000 %
LTA3              971.80061450     28.75340890       4.85900310     33.61241200     943.04720560                LTA3      6.000000 %
LTAR                0.00000000      0.00000000       0.00000000      0.00000000       0.00000000                LTAR      0.000000 %
LTB               999.29476766      0.34947357       4.99647407      5.34594764     998.94529410                 LTB      6.000000 %
TOTALS            973.31098552     27.19271802       4.68346366     31.87618168     946.11826749
LTA6              997.58986467      0.00000000       0.00000000      0.00000000     996.44178179                LTA6      0.000000 %
-------------------------------------------------------------------------------------------------------------   -------------------

                                                -8-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                                     July 25, 2001


Sec. 4.03(i)    Scheduled Principal Amounts                                                                    112,731.32

Sec. 4.03(i)    Unscheduled Principal Amounts                                                                8,893,302.27

Sec. 4.03(iv)   Aggregate Advances                                                                                   0.00

Sec. 4.03(v)    Ending Principal Balance                                                                   313,483,306.72

Sec. 4.03(vii)  Current Period Realized Losses                                                                       0.00

                Bankruptcy Losses                                                                                    0.00
                Fraud Losses                                                                                         0.00
                Special Hazard Losses                                                                                0.00

                Bankruptcy Loss Amount                                                                         100,000.00
                Fraud Loss Amount                                                                            6,626,575.00
                Special Hazard Loss Amount                                                                   3,224,893.40

                Servicing Fees                                                                                 100,778.16
                Sub-Servicing Fees (includes Retained Interest)                                                  3,190.30
                Trustee Fees                                                                                     1,074.96

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Category      Number    Principal Balance   Percentage
                1 Month        15            9,780,897.51      3.12 %
                2 Month         1            1,306,907.39      0.42 %
                3 Month         0                    0.00      0.00 %
                 Total         16           11,087,804.90      3.54 %


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                 Number    Principal Balance   Percentage
                     0                0.00        0.00%

Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Number    Principal Balance   Percentage
                   0                0.00        0.00%


                                       -9-

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-7A
                                       July 25, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class a1 shortfall               0.00
                Class a2 shortfall               0.00
                Class a3 shortfall               0.00
                Class a4 shortfall               0.00
                Class a5 shortfall               0.00
                Class b1 shortfall               0.00
                Class b2 shortfall               0.00
                Class b3 shortfall               0.00
                Class b4 shortfall               0.00
                Class b5 shortfall               0.00
                Class b6 shortfall               0.00
                Class r shortfall                0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall               0.00
                Class a2 shortfall               0.00
                Class a3 shortfall               0.00
                Class a4 shortfall               0.00
                Class a5 shortfall               0.00
                Class b1 shortfall               0.00
                Class b2 shortfall               0.00
                Class b3 shortfall               0.00
                Class b4 shortfall               0.00
                Class b5 shortfall               0.00
                Class b6 shortfall               0.00
                Class r shortfall                0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

                                       -8-
